Dimensional VA Global Bond Portfolio

SHARE CLASS: INSTITUTIONAL CLASS

Summary Prospectus

February 28, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus. Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Investment Objective

The investment objective of the Dimensional VA Global Bond Portfolio (“VA Global Bond Portfolio” or, the “Portfolio”) is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. The expenses in the table do not include any fees or charges imposed by the variable insurance contract. If such fees and charges were included, the expenses would be higher.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.21%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example does not include any fees or charges imposed by the variable insurance contract and if such fees were included, expenses would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the

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most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its investment portfolio.

Principal Investment Strategies

The VA Global Bond Portfolio seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Portfolio primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, money market funds, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States and obligations of supranational organizations. Dimensional Fund Advisor LP (“the Advisor”) expects that the Portfolio will primarily invest in the obligations of issuers that are in developed countries. The Advisor selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates and exchange rates. The fixed income securities in which the Portfolio invests are considered investment grade at the time of purchase (e.g., rated AAA to BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Aaa to Baa3 by Moody’s Ratings (“Moody’s”)). The Portfolio intends to invest its assets to gain exposure to at least three different countries, including the United States. As of the date of the Prospectus, the Portfolio invests approximately 8% of its net assets in U.S. issuers. This percentage will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities. The Portfolio will generally invest its assets in obligations which mature within five years from the date of settlement. In addition, the Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes, and obligations of federal agencies and instrumentalities.

Because many of the VA Global Bond Portfolio’s investments may be denominated in foreign currencies, the Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another. The Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to hedge its interest rate exposure or for non-hedging purposes, such as a substitute for direct investment or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The VA Global Bond Portfolio may lend its portfolio securities to generate additional income.

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Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of securities, and a fund that owns them, to rise or fall.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio hedges foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. During periods of very low or negative interest rates, a fund may be subject to a greater risk of rising interest rates. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

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Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the performance of a fund holding such securities. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause a fund’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing a fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of a fund between the date a foreign currency forward contract is entered into and the date it expires. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that a fund holds illiquid investments, the fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions, credit tightening and/or other market developments. Liquidity risk includes the risk that a fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss or at increased costs. Liquidity risk can be more pronounced in periods of market turmoil or in situations where ownership of shares of a fund are concentrated in one or a few investors. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The performance reflected in the bar chart for the Portfolio does not reflect any insurance company separate account charges, which if reflected would lower returns. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before

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and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Dimensional VA Global Bond Portfolio Institutional Class Shares —Total Returns

January 2016-December 2025
Highest Quarter	Lowest Quarter
2.35% 2016, Q1	-4.50% 2022, Q1

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Annualized Returns (%) Periods ended December 31, 2025
	1 Year	5 Years	10 Years
Dimensional VA Global Bond Portfolio
Return Before Taxes	4.35%	1.38%	1.81%
Return After Taxes on Distributions	2.62%	0.12%	0.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.57%	0.51%	0.91%
FTSE World Government Bond Index 1-5 Years (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	5.12%	1.80%	2.08%
Bloomberg Global Aggregate Bond Index (hedged to USD)
(reflects no deduction for fees, expenses or taxes on sales)	4.86%	0.34%	2.39%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (1995).

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

• Travis A. Meldau, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2020.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. Purchases and redemptions of shares of the Portfolio by a separate account will be effected at the net asset value per share. Contract owners do not deal directly with the Portfolio with respect to the acquisition or redemption of shares of the Portfolio. Please see the prospectus of the insurance company separate account for information regarding the purchase and redemption of shares of the Portfolio.

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Tax Information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts generally will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts, such distributions will be exempt from current taxation by contract holders if left to accumulate within the separate account, in which case distributions generally will be taxed as ordinary income when withdrawn from the account.

Payments to Insurance Companies and Financial Intermediaries

The Portfolio and its related companies may make payments to an insurance company (and/or its related companies) in connection with the sale of Portfolio shares and/or related services. These payments to insurance companies that include the Portfolio as an underlying investment in a variable insurance contract could create a conflict of interest for the insurance companies. Such insurance companies (or their related companies) may pay a broker-dealer or other financial intermediary (such as a bank), for the sale of the Portfolio shares and/or related services. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies), such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor, visit your financial intermediary’s website or see the prospectus of the insurance company separate account for more information.

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